SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                   ________________________________________

                                   FORM 8-K
                   ________________________________________

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 26, 2011

                           TRIVIEW GLOBAL FUND, LLC
              (Exact Name of Registrant as Specified in Charter)

                   ________________________________________

          DELAWARE		   333-119655		   20-1689686
(State or Other Jurisdiction  (Commission File No.)	  (IRS Employee
    of Incorporation or 				Identification No.)
       Organization)

                             505 Brookfield Drive
                             Dover, Delaware 19901
                   (Address of Principal Executive Offices)
                                (800) 331-1532
                        (Registrant's Telephone Number)

                                     None
        (Former name or former address, if changed since last report.)

[  ]	Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

[  ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

[  ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act

(17 CFR 240.14d-2(b))

[  ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act

(17 CFR 240.13e-4(c))

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Item 1. Registrant's Business and Operations. None.

Item 2	Financial Information.   None.

Item 3. Securities and Trading Markets. None.

Item 4.  Matters Related to Accountants and Financial Statements.  None.

Item 5.	Corporate Governance and Management.  None.

Item 6. Asset-Backed Securities. None.

Item 7. Regulation FD.  None.

Item 8. Other Events.

As of September 25, 2011, the Fund will maintain a portion of its assets in the Wells Fargo 100% Treasury Money Market Fund managed by Wells Fargo Advisors Funds Management, LLC, One North Jefferson Avenue, St. Louis, MO 63103. The initial allocation is expected to be $125,000, but may be changed at the sole discretion of the Managing Member without notice to you. This updates the following sections of the Fund's prospectus dated July 6, 2011 (the "Prospectus"): "Use of Proceeds" on page 24; and, "Checks and Balances, Assets:" on page SAI 4 of the Statement of Additional Information.

As of October 3, 2011, the Managing Member has allocated trading equity to the Dynamic Day Trade Program traded by GT Capital CTA, which will continue to trade its Dynamic Program on behalf of the Fund. The initial allocation to each program is approximately 50%/50%, though the Managing Member may change the allocation in one program by up to 75%, with 25% to the other, without notice to you. This updates the following section of the Fund's Prospectus: the "Trading Program, Introduction" section on page 30.

The existing annual management fee to the trading advisor of 1% will also be paid on the assets allocated to trading the Dynamic Day Trade Program.
Because total Fund assets under management by the trading advisor will remain the same, there is no expected change in the management fee paid to it. For purposes of calculating the incentive fee, the performance of both programs will be netted during each quarterly incentive fee period such that the trading advisor is only paid an incentive fee when the performance considering both programs is net positive. And, any net losses incurred over a period, considering both programs, will carry forward for the trading advisor until such time as net performance across both programs has recouped them. This updates the following sections of the Fund's Prospectus: "Charges to the Fund" table on page 3; footnote 8 to the break-even table on page 16; "Compensation to the Commodity Trading Advisor" on page 20; "Charges to the Fund" table on page 22; and, paragraph 6 on page 1 of Appendix F, Investment Advisory Contract with GT Capital CTA.

The following text updates the "Trading Program" section on page 31 of the Prospectus.

The GT Dynamic Day Trading Program

The GT Dynamic Day Trading Program trades according to the same principles as the GT Dynamic Trading Program, but on a shorter time frame and using only futures and not options. The market data is analyzed on an intraday basis, and positions are rarely (if ever) held overnight. As such, the program involves "daytrading," which involves initiating and exiting a position on the same trading day.

For this program, the advisor intends to trade predominantly the e-mini S&P 500 contract. However, the advisor reserves the right to trade any liquid
commodity in its sole discretion.   The advisor generally attempts to limit
its daily risk to between one percent (1%) and four percent (4%) of an account's equity per day. However there is no guarantee that losses will be limited to these amounts.

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Item 9. Financial Statements and Exhibits.  None.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this 8-K report to be signed on its behalf by the undersigned hereunto duly authorized.

				Registrant: TriView Global Fund, LLC
				By TriView Capital Management, Inc.
				Its Managing Member

				By: /s/ Michael Pacult
				Mr. Michael Pacult
				Sole Director, Sole Shareholder,
Date:	October 26, 2011	President, and Treasurer

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